Exhibit 99.1

SERIES A-1 PREFERRED STOCK
EXCHANGE AGREEMENT
Dated as of
April 28, 2006
By and Between
GRUBB & ELLIS COMPANY
and
KOJAIAN VENTURES, L.L.C.

SERIES A-1 PREFERRED STOCK EXCHANGE AGREEMENT
     This Series A-1 Preferred Stock Exchange Agreement (the “Agreement”) is made as of this 28th day of April, 2006 by and between Grubb & Ellis Company, a Delaware corporation (the “Company”) and Kojaian Ventures, L.L.C., a Michigan limited liability (“KV”).
     WHEREAS, pursuant to that certain securities purchase agreement made as of May 13, 2002 by and between the Company and KV, as subsequently amended as of June 30, 2002, KV acquired, among other things, a subordinated convertible promissory note in the principal amount of $11,237,500 bearing interest at the rate of 12% per annum (the “Subordinated Note”); and
     WHEREAS, the Subordinated Note was convertible into shares of the Company’s Series A Preferred Stock, par value $.01 per share (the “Series A Preferred Stock”), which bore a cumulative dividend of 12% per annum, and which had such other rights and preferences as set forth in that certain amended and restated certificate of designations, number, voting rights, preferences and rights of Series A Preferred Stock of the Company as filed with the Secretary of State of the State of Delaware on September 13, 2002; and
     WHEREAS, on or about September 19, 2002, KV converted the Subordinated Note into 11,725 shares of Series A Preferred Stock; and
     WHEREAS, in accordance with terms and conditions of the certain Preferred Stock Exchange Agreement dated as of December 30, 2004, on January 4, 2005, KV exchanged its 11,725 shares of Series A Preferred Stock for an identical number of shares of a newly created series of preferred stock of the Company, having the voting powers, preferences and rights of such series of preferred stock as set forth in that certificate of designations, number, voting power, preferences and rights of Series A-1 Preferred Stock (the “Series A-1 Preferred Stock”) of the Company filed with the Secretary of State of the State of Delaware on January 4, 2005 (the “Certificate of Designations”); and
     WHEREAS, the Company deems it to be in the best interests of its stockholders to eliminate the Series A-1 Preferred Stock from its capital structure pursuant to an exchange transaction to be completed simultaneously with the closing of a public offering of the Company’s securities under Section 5 of the Securities Act of 1933, as amended, pursuant to which upon the closing of such public offering KV, along with all affiliates of KV, will own less than 50% of all of the issued and outstanding voting securities of the Company (the “Qualifying Public Offering”), as more fully set forth herein.
     NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agreed as follows:

     1. Exchange of Securities. Subject to the full satisfaction or waiver of all of the conditions to closing set forth in Section 2.1 and Section 2.2 below, on the “Closing Date” (as that term is defined in Section 2.3 below) and immediately prior to the closing of the Qualifying Public Offering, KV shall deliver to the Company an original certificate representing all of 11,725 shares of Series A-1 Preferred Stock owned by KV in exchange for (i) a certificate, issued in the name of KV, representing such number of shares of the Company’s common stock, par value $.01 per share (the “Common Stock”) which is equal to the difference between 11,173,925 shares of Common Stock and the number of shares of Common Stock actually sold by KV in the Qualifying Public Offering (the shares represented by that certificate are referred to in this Agreement as the “Shares”) and (ii) $10,056,532.50 in cash (the “Exchange Cash Consideration”). It is agreed and understood by KV and the Company that the shares of Common Stock to be sold by KV in the Qualifying Public Offering shall be retained by the Company on behalf of KV and, immediately after the Closing, such shares shall be sold in the Qualifying Public Offering and all proceeds of such sale shall be remitted by the underwriter directly to KV.
     2. Closing Conditions.
          2.1 Conditions to Closing for KV. The obligations of KV to effect the Closing (as defined herein) shall be subject to the following conditions, except to the extent waived in writing by KV:
     (i) the Registration Statement filed with the Securities and Exchange Commission (“SEC”) for the Qualifying Public Offering shall have been declared effective by the SEC and no stop order shall have been issued with respect to that Registration Statement.
     (ii) the Company’s Common Stock shall have been accepted for listing on the New York Stock Exchange (the NYSE, not NYSE Arca), or such other stock exchange or trading facility as may be approved by KV in writing in its sole and absolute discretion, effective upon the closing of the Qualifying Public Offering.
     (iii) the Company and KV (and such affiliates of KV as KV shall determine) shall have executed and delivered a registration rights agreement (“the Registration Rights Agreement”) in form and substance acceptable to KV.
     (iv) at the time the Company and the representative or representatives of the several underwriters, as the case may be (collectively, the “Representative”), execute and deliver the definitive underwriting agreement with respect to the Qualifying Public Offering (the “Underwriting Agreement”), all of the terms and conditions of the Qualifying Public Offering, including without limitation the number of shares to be sold by the Company and KV, subject to §5.1 (ii) below, shall be acceptable to KV and KV shall have delivered to the Company the Notice of Approved Terms and Conditions in the form annexed hereto as Schedule 2.1 (“Notice of Approved Terms”);

     (v) all conditions to the closing of the Qualifying Public Offering, as set forth in the Notice of Approved Terms, shall have been satisfied or waived;
     (vi) there shall be no injunction, restraining order or decree of any nature of any governmental entity that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby, including, but not limited to a stop order issued by the U.S. Securities and Exchange Commission (the “SEC”) with respect to the Qualifying Public Offering;
     (vii) KV shall have received an original stock certificate, issued in the name of KV, representing duly and validly issued Shares;
     (viii) KV shall have received, via wire transfer in accordance with the wire transfer instructions annexed hereto as Exhibit A, the Exchange Cash Consideration; and
     (ix) KV shall have received from the Company a certificate from a duly authorized officer of the Company, dated as of the date of the Closing, and in the form annexed hereto as Exhibit B, certifying that all of the representations and warranties of the Company set forth herein are true and correct in all respects, and all of the covenants of the Company required by this Agreement to be performed at or prior to the Closing are performed in all respects, as of the date of the Closing.
          2.2 Conditions to Closing for the Company. The obligations of the Company to effect the Closing shall be subject to the following conditions, except to the extent waived in writing by the Company:
     (i) there shall be no injunction, restraining order or decree of any nature of any governmental entity that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby, including but not limited to a stop order issued by the SEC with respect to the Qualifying Public Offering;
     (ii) the Company shall have received from KV the original Series A-1 Preferred Stock certificate(s), with an accompanying stock power executed in blank with signature guaranteed, and with all necessary, if any, stock transfer stamps attached;
     (iii) the Company shall have received from KV a certificate from a duly authorized representative of KV, dated as of the date of the Closing, and in the form annexed hereto as Exhibit C, certifying that all of the representations and warranties of KV set forth herein are true and correct in all respects, and all of the covenants of KV required by this Agreement to be performed at or prior to the Closing are performed in all respects, as of the date of the Closing; and

     (iv) all conditions to the closing of the Qualifying Public Offering as set forth in the Notice of Approved Terms shall have been satisfied or waived and such closing shall be scheduled to occur immediately after the exchange contemplated in Section 1 of this Agreement.
          2.3 Closing. Upon the full satisfaction or waiver of all of the conditions set forth in Section 2.1 and Section 2.2 above and simultaneously upon the closing of the Qualifying Secondary Offering, the parties shall effect the closing (the “Closing”) of the transactions contemplated by Section 1 hereof (the date of the Closing, the “Closing Date”) which shall take place at the offices of Zukerman Gore & Brandeis, LLP, 875 Third Avenue, New York, New York, 10022, or at such other time, at such other place, and in such other manner, as the parties hereto shall agree.
     3. Representations and Warranties of the Company. The Company warrants and represents, as of the date hereof and as of the Closing Date as if such representations and warranties were made on the Closing date as follows:
          3.1 Corporate Power. The Company has the full legal right, power and authority to execute, deliver and perform its obligations under this Agreement. The delivery to KV of the Shares pursuant to the terms of this Agreement will transfer to KV valid title thereto, free and clear of all liens, encumbrances, restrictions and claims of every kind whatsoever, other than those imposed by (i) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), and any other applicable federal and state securities laws, and (ii) any agreements pertaining to the resale of the Shares hereinafter entered into by KV with the Representative.
          3.2 Due Authorization. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principals. The execution and delivery by the Company of this Agreement and the other agreements and instruments, to be executed and delivered by the Company in connection herewith, do not, and the consummation of the transaction contemplated hereby and thereby will not, (i) violate any provision in the certificate of incorporation or by-laws of the Company, (ii) violate any provision of, or result in the termination or acceleration of, or default under, or entitle any party to accelerate (with or after the filing of notice or lapse of time of both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the assets of the Company pursuant to any provision of any mortgage, lien, lease, agreement, license, or instrument, or violate any law, regulation, order, arbitration award, judgment or decree to which the Company is a party or by which its property is bound; (iii) violate or conflict with, or create a default under, any other material restriction of any kind or character to which the Company is subject; (iv) require any governmental consent, authorization, filing, approval, or exemption, except as may be required by the Securities Exchange Act of

1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), or (v) violate any consent decree or requirement to which the Company is subject.
          3.3 Existence and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the power to own its property and to carry on its business as it is now being conducted. The Company is duly qualified to do business and is in good standing in the jurisdictions in which the character and location of the properties owned or leased by the Company or the nature of the business conducted by the Company make such qualification necessary, except with the failure to qualify individually or in the aggregate will not have a material adverse effect of the business of the Company.
          3.4 Valid Issuance. When exchanged and delivered in accordance with the terms hereof for the consideration expressed herein, the Shares will be duly and validly issued, fully paid, non-assessable and free of preemptive rights, and, when delivered by the Company, the Shares constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other law affecting creditor’s rights generally and of general principles of equity (regardless of whether considered in a proceeding at law or in equity). Based in part upon the representations of KV in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws and the offer, exchange and issuance of the Shares will constitute a transaction exempt from the registration requirements of Section 5 of the Securities Act.
          3.5 No Brokers or Finders. No agent, broker, person or firm acting on behalf of the Company is, or will be, entitled to any commission or broker’s or finder’s fees from any of the parties hereto, or from any person controlling or controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated by this Agreement. The Company agrees to indemnify and hold KV harmless with respect to the foregoing.
          3.6 Series A-1 Preferred Stock. The Series A-1 Preferred Stock of the Company owned by KV: (i) has an Assumed Share Number (as that phrase is defined in the Certificate of Designations) of 953; and (ii) for voting purposes, pursuant to Section 4 of the Certificate of Designations, is equivalent to 11,173,925 shares of Common Stock.
          3.7 Common Stock. As of the date of this Agreement, the authorized capital stock of the Company, the number of outstanding shares of capital stock of the Company, the number of shares of Common Stock which may be issued upon exercise of outstanding stock options, warrants, or other rights or obligations for issuance of any share of stock of the Company or any of its subsidiaries or any security convertible into or exchangeable for stock of the Company or any of its subsidiaries are fully and accurately described in Exhibit C to this Agreement.

     4. Representations and Warranties of KV. KV warrants and represents, as of the date hereof and as of the Closing Date as if such representations and warranties were made on the Closing date as follows:
          4.1 Power and Authority; Authorization and Noncontravention. KV has the full legal right, power and authority to execute, deliver and perform its obligations under this Agreement and this Agreement has been duly and validly authorized, executed and delivered by KV and constitutes a valid and legally binding agreement of KV, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery by KV of this Agreement and the other agreements and instruments to be executed and delivered by KV in connection herewith, do not, and the consummation of the transaction contemplated hereby and thereby will not, (i) violate any provision of the Articles of Organization, Operating Agreement or any other like organizational or governing documents of KV; (ii) violate any provision of, or result in the termination or acceleration of, or default under, or entitle any party to accelerate (whether after the filing of notice or lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the assets of KV pursuant to any provision of any mortgage, lien, lease, agreement, license, or instrument, or violate any law, regulation, order, arbitration award, judgment or decree to which KV is a party or by which its property is bound; (iii) violate or conflict with, or create a default under, any other material restriction of any kind or character to which KV is subject; (iv) require any governmental consent, authorization, filing, approval, or exemption, except as may be required under the Securities Act and Exchange Act; or (v) violate any consent decree or requirement to which KV is subject.
          4.2 Existence and Good Standing. KV is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Michigan. KV has the power to own its property and to carry on its business as it is now being conducted.
          4.3 Experience; Certain Risks. KV has substantial experience in evaluating and investing in non-registered securities of publicly traded entities, is capable of evaluating the merits and risks of investment in the Company and has the capacity to protect its own interests. KV hereby acknowledges that: (i) the Shares represent a non-registered equity security in a corporate entity that has a retained deficit; (ii) no return on investment, whether through distributions, appreciation, transferability or otherwise, and no performance by, through or of the Company, has been promised, assured, represented or warranted by the Company, or by any director, officer, employee, agent or representative thereof; (iii) the Shares (x) are not registered under applicable federal or state securities laws, and thus may not be sold, conveyed, assigned or transferred unless registered under such laws or unless an exemption from registration is available under such laws, as more fully described below, and (y) although there presently is a public market with respect to the shares of the Company’s Common Stock, the Shares will not be quoted, traded or listed for trading or quotation on any organized market or quotation system, and there have not been any representations made by the Company or its representatives to KV that the Shares will ever be quoted, traded or listed for trading or quotation on any organized market or quotation system or that there ever will be a public market for the Shares or that there will continue to be a public market with respect to the Common Stock, and (iv) the acquisition of the Shares is a speculative investment, involving a degree of risk, and is suitable only for a person or entity of adequate financial means who has no need for liquidity in this investment in that, among other things, (a) such person or entity may not be able to liquidate its investment in the event of an emergency or otherwise, (b) transferability is limited, and (c) in the event of a dissolution or otherwise, such person or entity could sustain a complete loss of its entire investment. KV, which is an “affiliate” of C. Michael Kojaian, as that term is defined in Rule 405 promulgated under the Securities Act, has adequate means of providing for its current financial needs and possible contingencies and has no need for liquidity of its investment in the Shares. KV is able to bear the economic risks inherent in an investment in the Shares and can afford to bear the risk of holding the shares for an indefinite period of time. An important consideration bearing on its ability to bear the economic risk of the purchase of the Shares is whether KV can afford a complete loss of its investment in the Shares, and KV represents and warrants that it can afford such a complete loss. KV has such knowledge and experience in business, financial, investment and banking matters (including, but not limited to investments in restricted, non-listed and non-registered securities) that KV is capable of evaluating the merits, risks and advisability of an investment in the Shares.
          4.4 Accredited Investor or Business and Financial Experience. KV is an accredited investor as defined in Rule 501 under the Securities Act.
          4.5 Investment. KV is acquiring the Shares for investment purposes only and solely for its own account, not as a nominee or agent, and not with the view towards the resale or distribution thereof except pursuant to a registered offering as contemplated by the Registration Rights Agreement. KV understands that the Shares have not been, and will not be, registered under the Securities Act or qualified under any state securities laws, by reason of a specific exemption from the registration provisions of the Securities Act and various states’ securities laws, which exemption depends upon, among other things, the bona fide nature of the investment intent and the accuracy of KV’s representations as expressed herein. KV understands that, in the view of the SEC, among other things, a purchase with a present intent to distribute or resell would represent a purchase and acquisition with an intent inconsistent with its representation to the Company, and the SEC might regard such a transfer as a deferred sale for which the registration exemption is not available. Consequently, KV agrees not to sell, offer to sell or otherwise transfer the Shares in violation of the Securities Act and consents to the placement of a legend on the certificate(s) evidencing the Shares, as the case may be, that they have not been registered under federal securities laws and applicable state securities laws.
          4.6 Access to Information. KV expressly acknowledges and agrees that it has not relied on any representation, warranty or statements, written or oral, other than the express representations and warranties contained herein and the information contained within the Company’s filings with the SEC (including without limitation the Company’s Form S-1 Registration Statement), and that KV’s decision to exchange the Series A-1 Preferred Stock for the Shares and the Exchange Cash Consideration is not based on any promotional, marketing or sales materials, and KV and its representatives have been afforded an opportunity to ask questions of, and has received answers thereto from, the Company and its representatives regarding the business, management and financial affairs of the Company, and has had access to all documents and information that KV deems material to an investment decision with respect to the acquisition of the Shares and the receipt of the Exchange Cash Consideration hereunder, in each case, prior to the acquisition of the Shares and receipt of the Exchange Cash Consideration.
          4.7 Beneficial Ownership. KV is the lawful record and beneficial owner of 11,725 shares of Series A-1 Preferred Stock, free and clear of any liens, claims, encumbrances or restrictions of any kind, except those arising under the Certificate of Designation, Number, Voting Powers, Preferences and Rights of Series A-1 Preferred Stock (the “Certificate of Designation”) or any agreement with the Company. KV is not a party to or otherwise subject to any agreement, understanding agreement or arrangement regarding the transfer, sale, distribution, hypothecation or disposition of the Series A-1 Preferred Stock. Upon delivery of the Series A-1 Preferred Stock to the Company at the Closing, KV will have transferred all right, title and interest in and to the Series A-1 Preferred Stock to the Company free and clear of any liens, claims, encumbrances and restrictions of any kind whatsoever, other than those imposed by the Securities Act and any other applicable securities laws, the Certificate of Designation, or any agreement with the Company.
          4.8 No Brokers or Finders. No agent, broker, person or firm acting on behalf of the KV is, or will be, entitled to any commission or broker’s or finder’s fees from any of the parties hereto, or from any person controlling or controlled by or under common control with any of the parties hereto, in connection with the exchange of shares contemplated by this Agreement; except that the underwriters in the Qualified Public Offering will be entitled to an underwriting discount, fees and expenses for the sale of KV’s shares in the Qualified Public Offering. KV agrees to indemnify and hold the Company harmless with respect to the foregoing.
     5. Additional Covenants of the Parties.
          5.1 KV agrees that:
     (i) upon the execution hereof, KV is hereby deemed to have given its approval, subject to all of the other terms and conditions set forth herein, for the Company to file that certain Registration Statement on Form S-1 with respect to the Qualifying Public Offering that has been signed by C. Michael Kojaian in his capacity as the Chairman of the Board of the Company; and

     (ii) upon satisfaction or waiver of all conditions to Closing provided in Section 2.1 of this Agreement, KV will sell and transfer to the underwriters, against receipt of payment as provided in the Notice of Approved Terms, the number of shares of Common Stock to be determined by KV in its discretion pursuant to a Qualifying Public Offering; provided that the number of shares sold in the Qualifying Public Offering shall be such that upon the closing of the Qualifying Public Offering, KV, along with all affiliates of KV, will own less than 50% of all of the issued and outstanding shares of Common Stock of the Company.
          5.2 The Company agrees that:
     (i) the Company expressly understands, acknowledges and agrees that, notwithstanding the execution of this Agreement or anything set forth herein, KV is under no obligation whatsoever to execute and deliver the Notice of Approved Terms and, accordingly, KV has the absolute right at any time to refuse to execute and deliver the Notice of Approved Terms for any reason or for no reason.
     (ii) the Company expressly understands, acknowledges and agrees that, notwithstanding the execution of this Agreement or anything set forth herein, KV will retain all rights of a holder of Series A-1 Preferred Stock under the Certificate of Designation, and that, consistent with its rights under the Certificate of Designation, KV has not authorized issuance of any shares of Common Stock by the Company and is under no obligation to authorize such an issuance, that KV has the absolute right to refuse to authorize the issuance of shares by the Company; it being contemplated that such consent will be provided, if at all, in the Notice of Approved Terms.
     6. Survival of Representations and Warranties; Indemnity
          6.1 Survival of Representations and Warranties. The respective representations and warranties, covenants, agreements and obligations of each of the Company and KV contained in this Agreement or in any Exhibit attached hereto, and the indemnification provisions set forth in this Section 6 hereof, shall survive the Closing.

          6.2 Indemnification by the Parties.
     (i) Each of the parties hereto agrees to indemnify (the “Indemnifying Party”) and hold the other and each of its respective partners, officers, directors, members, managers, employees, counsel, accountants, agents, successors and assigns (collectively, an “Indemnified Party”) harmless from any and all damages, liabilities, losses, costs or expenses (including, without limitation, reasonable counsel fees and expenses) suffered or paid, directly or indirectly, solely as a result of or arising out of the failure of any respective representation or warranty made by the Indemnifying Party in this Agreement or in any Exhibit or Schedule attached hereto to be true, complete and correct in all material respects as of the date of this Agreement and as of the Closing Date.
     (ii) If any action, suit, proceeding or investigation is commenced, as to which an Indemnified Party proposes to demand indemnification pursuant to Section 6.2(i) hereof, it shall notify the Indemnifying Party with reasonable promptness; provided, however, that any failure by an Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from its obligations hereunder, except to the extent that the Indemnifying Party shall have been materially prejudiced in its ability to defend the action, suit, proceedings or investigation for which such indemnification is sought by reason of such failure. Except as set forth below, an Indemnifying Party shall have the right to retain counsel of its own choice, and the Indemnifying Party shall pay the reasonable fees, expenses and disbursements of counsel selected by the Indemnifying Party; and such counsel shall to the extent consistent with its professional responsibilities, cooperate with the Indemnified Party and any counsel designated by the Indemnified Party, which counsel designated by the Indemnified Party shall be the expense of the Indemnified Party.
     In the event the Indemnifying Party does not assume or fails to conduct in a diligent manner the defense of any claim or litigation resulting therefrom, (a) the Indemnified Party may defend, using its own counsel, against such claim or litigation, in such manner as it deems appropriate, including, but not limited to, settling such claim or litigation, on such terms as the Indemnified Party may deem appropriate, subject to first obtaining the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed or conditioned, and (b) the Indemnifying Party shall be entitled to participate in (but not control) the defense of such action, with its counsel and at its own expense. The Indemnifying Party shall pay the reasonable fees, reasonable expenses and reasonable disbursements of counsel selected by an Indemnified Party in the circumstances described in the previous sentence. If the Indemnifying Party thereafter seeks to question the manner in which the Indemnified Party defended such third party claim or the amount or nature of any such settlement, the Indemnifying Party shall have the burden to prove that the Indemnified Party did not defend or settle such third party claim in a reasonably prudent manner.

     The Indemnifying Party shall be liable for any settlement of any claim against an Indemnified Party made with the Indemnifying Party’s written consent or made in connection with the circumstances described in the first sentence of the previous paragraph. The Indemnifying Party shall not, without prior written consent of an Indemnified Party, which consent shall not be unreasonably withheld or delayed or conditioned, settle or compromise any claim, or permit a default or consent to the entry of any judgment in respect thereof; provided, however, that notwithstanding the foregoing, the Indemnifying Party shall have the right to settle or compromise any claim provided that (i) the Indemnifying Party pays all sums, costs and expenses incident thereto, and (ii) Indemnifying Party obtains for the Indemnified Party a full, non-conditional absolute release.
     Each party agrees to cooperate fully with the other, such cooperation to include, without limitation, attendance at depositions and the production of relevant documents as may be reasonably requested by the other parties, provided that the Indemnifying Party will reimburse the Indemnified Party for all of its reasonable, actual out-of-pocket expenses incurred in connection with such cooperation by the Indemnified Party.
     (iii) In order to provide for just and equitable contribution, if a claim for indemnification pursuant to these indemnification provisions is made but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Indemnifying Party (as applicable), on the one hand, and an Indemnified Party, on the other, shall contribute to the losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs and expenses to which the indemnified persons may be subject in accordance with the relative benefits received by the Indemnifying Party (as the case may be), on the one hand, and an Indemnified Party, on the other hand, in connection with the statements, acts or omissions which resulted in expenses and the relevant equitable considerations shall also be considered. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.
     7. Miscellaneous.
          7.1 Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of Delaware applicable to agreements executed and to be performed solely within such State, and each of the parties hereto irrevocably consents to the venue and jurisdiction of the federal and state courts located in the State of Delaware, County of Kent.

          7.2 Headings. The Section headings used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.
          7.3 Publicity. Except as otherwise required by applicable federal securities laws, or as otherwise agreed to by the parties, none of the parties hereto shall issue any press release or make any other public statement, filing or disclosure relating to, in connection with or arising out of this Agreement or the transactions contemplated herein. It is understood and agreed that the Company will file a Form 8-K Periodic Report and KV and its affiliates will file a Schedule 13D/A promptly to report execution of this Agreement. Any public statement, filing or disclosure so issued or made by either party shall require the prior approval, not to be unreasonably withheld, delayed or conditioned, of the other party hereto as to the contents and the manner of presentation and publication thereof.
          7.4 Notices. All notices, requests, demands, other communications and deliveries required or desired to be given hereunder shall only be effective if given in writing by hand, by certified or registered mail, return receipt requested, postage prepaid, or by U.S. express mail service, or by private overnight mail service (e.g. Federal Express), or by facsimile transmission. Any such notice, request, demand, other communication or delivery shall be deemed to have been received (a) on the business day actually received if given by hand or facsimile transmission, (b) on the business day immediately subsequent to mailing, if sent by U.S. express mail service or private overnight mail service, or (c) three (3) business days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return receipt requested, and all such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided herein):
          if to KV, to:
Kojaian Ventures, L.L.C.
39400 Woodward Avenue
Suite 250
Bloomfield Hills, Michigan 48304
Telephone No. (248) 644-7600
Facsimile No. (248) 644-7620
with a copy simultaneously by like means to:
Carson Fischer, P.L.C.
Third Floor
300 East Maple Road
Birmingham, Michigan 48009
Telephone No. (248) 644-4840
Facsimile No. (248) 644-1832
Attn: Robert M. Carson, Esq.

if to the Company to:
Grubb & Ellis Company
500 West Monroe Street
Suite 2800
Chicago, Illinois 60661
Telephone No. (312) 698-6700
Facsimile No. (312) 207-1822
Attn: Chief Executive Officer
with a copy simultaneously by like means:
Zukerman Gore & Brandeis, LLP
875 Third Avenue
New York, New York 10022
Telephone No. (212) 223-6700
Facsimile No. (212) 223-6433
Attention: Clifford A. Brandeis, Esq.
and
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Telephone No. (212) 735-3000
Facsimile No. (212) 735-2000
Attention: Nancy A. Lieberman, Esq.
          7.5 Headings. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.
          7.6 Further Assurances. Each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions, purposes and intent of this Agreement and the transaction contemplated hereby, including but not limited to the elimination of the Series A-1 Preferred Stock from the Company’s capital structure.
          7.7 Costs. All legal, accounting and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party or parties incurring the same.

          7.8 Legend. The certificate(s) representing the Shares shall have a restrictive legend on the back of such certificate(s) until removed as provided in the Registration Rights Agreement, which shall be in form and substance substantially as follows:
     “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). ANY SALE, PLEDGE OR OTHER TRANSFER OF THE SHARES WILL BE INVALID UNLESS SUCH SHARES ARE REGISTERED UNDER THE ACT, OR UNLESS, IN THE OPINION OF COUNSEL FOR GRUBB & ELLIS COMPANY, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT APPLIES.”
          7.9 Successors and Assigns. This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
          7.10 Counterparts. This Agreement may be executed in two or more original or facsimile counterparts, all of which taken together shall constitute one instrument.
          7.11 Entire Agreement. This Agreement, including the other documents referred to herein or annexed as Exhibits hereto which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein and supersedes all prior agreements and understandings between the parties with respect to such subject matter hereof.
          7.12 Amendments. This Agreement may not be changed orally, but only by an agreement in writing signed by the parties hereto.
          7.13 Waivers. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in a writing signed by the party against whom the existence of such waiver is asserted. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by either party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by the party against whom the existence of such waiver is asserted.

          7.14 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.
          7.15 Third Party Beneficiaries. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.
          7.16 Waiver of Jury Trial. The parties hereto waive all right to trial by jury of any action, suit or proceeding brought to enforce or defend any rights or remedies arising under or in connection with this Agreement or the transaction contemplated hereby whether grounded in tort, contract or otherwise.
[Rest of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

COMPANY: GRUBB & ELLIS COMPANY
By:	/s/ Mark E. Rose
	Name:	Mark E. Rose
	Title:	Chief Executive Officer

KOJAIAN VENTURES, L.L.C. a Michigan limited liability company
By:	KOJAIAN VENTURES-MM, Inc.
a Michigan Corporation,
Managing Member

By:	C. Michael Kojaian
	Name:	C. Michael Kojaian
	Title:	President

Schedule 2.1
Kojaian Ventures, L.L.C.
39400 Woodward Avenue
Suite 250
Bloomfield Hills, Michigan 48304
Grubb & Ellis Company
500 West Monroe Street
Suite 2800
Chicago, Illinois 60662

Re:	Prospectus Dated _____, 2006 Under the Registration Statement for Grubb & Ellis Company on Form S-1; Registration No. 333- (the “Registration Statement”)
Ladies & Gentlemen:
     Reference is hereby made to that certain Series A-1 Preferred Exchange Agreement (the “Exchange Agreement”) by and between Grubb & Ellis Company (the “Company”) and Kojaian Ventures, L.L.C. (“KV”) . Except as expressly set forth herein to the contrary, all capitalized terms set forth herein shall have the same meaning as ascribed to them in the Exchange Agreement.
     Please be advised that Kojaian Ventures, L.L.C. hereby consents to the proposed offer and sale of not less than ___shares nor more than ___shares of the Company’s Common Stock by the Company and agrees to sell not less than ___shares nor more than ___shares of the Company’s Common Stock to be received by KV in accordance with the terms and conditions set forth in, and as contemplated by, the above-referenced Prospectus and the Underwriting Agreement.

Very truly yours, KOJAIAN VENTURES, L.L.C. a Michigan limited liability company
By:	KOJAIAN VENTURES-MM, Inc.
a Michigan Corporation,
Managing Member

By:
	Name:	C. Michael Kojaian
	Title:	President